THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     Lincoln Life Variable Annuity Account N

                     Lincoln ChoicePlus Assurance (A Share)

    Supplement dated September 2, 2008 to the Prospectus dated April 30, 2008


This Supplement outlines a change to your Lincoln ChoicePlus Assurance (A Share) variable annuity contract. It is for informational purposes and requires no action on your part.

Charges and Other Deductions - Sales Charge. The definition of owner's investment is revised as follows:

The owner's investment is defined, in accordance with our procedures, as the sum of:

a. the contract values for any individual Lincoln variable annuity contracts owned by an eligible owner (defined below)
b. the amount (in dollars) of an eligible owner's investment in retail mutual funds (excluding those assets in fee based or advisory accounts) from the fund families that also offer investment options in this variable annuity contract
c. the amount of the current gross purchase payment you are making into this contract.

An eligible owner includes you as the contractowner of your Lincoln ChoicePlus Assurance (A Share) contract and any joint owner you have named on your annuity contract. Annuity contracts and mutual funds owned by any non-natural owner are included if the contractowner's or joint owner's social security number is listed on the annuity contract or brokerage account.

No sales charges will be applied on contracts issued to selling group individuals, if applicable, in your state. A selling group individual is a contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses, minor children, siblings and parents.
o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

All other disclosure in this Sales Charge section remains unchanged.




                Please keep this Supplement for future reference.